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                     MASSACHUSETTS INVESTORS TRUST

                  SUPPLEMENT TO THE CURRENT PROSPECTUS


By a proxy statement dated September 4, 1998, shareholders of the fund have been asked to vote to approve a new investment advisory agreement with MFS Investment Management ("MFS") providing for an increase in the investment management fee paid by the fund to MFS (the "New Agreement").

Under the terms of the New Agreement, the gross income portion of the investment management fee would be eliminated and the asset-based component of the fee would be increased to 0.33% of the average daily net assets. This fee change is the only material difference between the current Investment Advisory Agreement described in the prospectus under "Management of the Fund-Investment Adviser" (the "Current Agreement") and the New Agreement.

The New Agreement was unanimously approved by the fund's Board of Trustees and will take effect on November 1, 1998 if approved by a majority of the shareholders of record as of August 24, 1998. If the New Agreement is not approved by shareholders the Current Agreement will continue in effect.




           The date of this Supplement is September 10, 1998.